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                                                                       Exhibit 4

                              [LOGO APPEARS HERE]

                          UNITED NATURAL FOODS, INC.
NUMBER                                                                    SHARES
                                 COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 911163 10 3

                                                  SEE REVERSE FOR CERTAIN
                                                  DEFINITIONS

This Certifies that
                                   SPECIMEN
is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF UNITED NATURAL FOODS, INC. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the Bylaws of the Corporation as from time to time amended (copies of which are on file with the Transfer Agent) to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ Steven Townsend                  /s/Norman Cloutier
Chief Financial Officer              Chief Executive Officer

                          UNITED NATURAL FOODS, INC.
                                   Corporate Seal
                                    Delaware 1994

COUNTERSIGNED AND REGISTERED:
 TRANSFER AGENT AND REGISTRAR
 CONTINENTAL STOCK TRANSFER &
 TRUST COMPANY

BY   /s/

       AUTHORIZED SIGNATURE
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                          UNITED NATURAL FOODS, INC.

     The Corporation has more than one class or series of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class or series of stock authorized to be issued by the Corporation as set forth in the Certificate of Incorporation of the Corporation and amendments thereto filed with the Secretary of State of Delaware.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ______________________     Custodian ______________________
                            (Cust)                                (Minor)
                  under Uniform Gifts to Minors
                  Act ____________________________________________________
                                            (State)

     Additional abbreviations may be used though not in the above list.

     FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________
_________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________
Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________________________

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                              __________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE, IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By ______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

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